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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)   February 12, 2005

                             NetScout Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0000-26251                                 04-2837575
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       (Commission File Number)               (IRS Employer Identification No.)

  310 Littleton Road, Westford, Massachusetts               01886
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On February 12, 2005, NetScout Systems, Inc. (the "Company") entered into a definitive agreement with Quantiva, Inc. ("Quantiva") pursuant to which the Company agreed to purchase substantially all of the assets of Quantiva. The estimated purchase price of the assets will be approximately $9 million, subject to closing adjustments. A portion of the purchase price shall be held back by the Company as a source of payment for any indemnification claims that may arise. The acquisition, which is subject to customary closing conditions, is expected to close during the first quarter of the Company's 2006 fiscal year.

        Quantiva, based in Princeton, New Jersey, is a provider of automated analytics solutions for application performance management.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NETSCOUT SYSTEMS, INC.

February 17, 2005
                                                By:  David P. Sommers
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                                                     David P. Sommers
                                                     Chief Financial Officer and
                                                     Senior Vice President,
                                                     General Operations